UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Hauppauge Digital Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)         Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HAUPPAUGE DIGITAL INC.
Important Notice Regarding the Availability of Proxy Materials for
the Stockholder Meeting To Be Held on August 15, 2012
91 Cabot Court, Hauppauge, New York 11788

This communication is not a ballot, proxy or form of voting. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at http://viewproxy.com/hauppaugedigital/2012.

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 7, 2012 to facilitate timely delivery. If you do not so request a copy, you will not receive a paper copy.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper copies of your proxy materials are provided below and on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of HAUPPAUGE DIGITAL INC.

Notice is hereby given that the Annual Meeting of Stockholders of Hauppauge Digital Inc. will be held on August 15, 2012 at 10:00 a.m. local time at the Company’s executive offices, located at 91 Cabot Court, Hauppauge, New York 11788 for the following purposes:

1. Election of Directors NOMINEES:

(01) KENNETH PLOTKIN, (02) BERNARD HERMAN, (03) SEYMOUR G. SIEGEL, (04) ADAM M. ZEITSIFF
2. To approve the Hauppauge Digital Inc. 2012 Performance and Equity Incentive Plan.

3. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012.

4 To transact such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED NOMINEES AND “FOR” PROPOSALS 2 AND 3.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

Material for this annual meeting and future meetings may be requested by one of the following methods:

By logging on to http://viewproxy.com/hauppaugedigital/2012. Have the 11 digit control number available when you access the website and follow the instructions.

Call 1-877-777-2857 TOLL FREE

By email at:requests@viewproxy.com
* If requesting material by email, please send a blank email with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your email requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

Hauppauge Digital Inc.

91 Cabot Court, Hauppauge, New York 11788

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

The following proxy materials are available to you for review at:
http://viewproxy.com/hauppaugedigital/2012

Annual Report
Notice of Annual Meeting of Stockholders
2012 Proxy Statement
Form of Proxy Card
any amendments to the foregoing materials that are required to be furnished to stockholders.

Have the 11 digit control number available when you access the website and follow the instructions.

If you need directions to the Annual Meeting, please call the Company at (631) 434-1600.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your 11 digit control number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Material On The Internet

You Will Be Asked To Follow The Prompts To Vote Your Shares

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

--How To Vote--

Please Choose One of the Following Voting Methods

Vote In Person: Only stockholders of record at the close of business on June 20, 2012 are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. At the Annual Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote by Internet, go to www.cesvote.com. Have this notice available when you access this website. You must reference your 11 digit control number. Follow the prompts to vote these shares.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Daylight Time, on August 14, 2012.